                                                                 Exhibit 99.1(a)

                         Free translation into English
                           Santiago, July 30, 2001.


Shareholders of
Laboratorio Chile S.A.


Re.: Opinion regarding IVAX Corporation's offer to purchase up to 1,174,461 shares of Laboratorio Chile S.A. announced on the date hereof


Dear Shareholders:

          With respect to IVAX Corporation's ("IVAX") offer to purchase, through its subsidiaries, IVAX Holdings C.I. and Inversiones Glaciar I Limitada, up to 1,174,461 shares of Laboratorio Chile S.A. (the "Company"), which offer was announced on the date hereof and shall commence on July 31, 2001 pursuant to articles 69 ter of Law No.18,046 and 198, fifth paragraph, of Law No.18,045 (the "Offer"), the undersigned is of the opinion that the Offer is favorable and convenient for the shareholders of the Company due to the fact that the Offer price is convenient and that, unlike the previous tender offer made by IVAX on May 31, 2001 for all of the outstanding shares of the Company, the Offer is not subject to any conditions whatsoever. In rendering the foregoing opinion, we have considered the following:

1. The Offer is for 100% of the outstanding shares of the Company not held by IVAX or its affiliates. This is important because if the Offer is successful, the Company's shares will be less liquid and the market price of the Company's shares is likely to fall below the Offer price. The Offer gives the Company's shareholders an opportunity to sell all of their shares of the Company prior to any such decrease in liquidity or market value.

2. The Offer is simple and transparent because the only relevant factors in deciding whether to tender your shares in the Offer are the amount of the Offer price and the manner of payment.

3. The Offer price will be paid to all tendering shareholders in cash three days after the date on which the Offer is closed. Although the Offer price for the Company's shares will be stated in U.S. dollars, it will be paid in Chilean pesos based on the exchange rate published on July 3, 2001. Based on this exchange rate, tendering shareholders are sure to receive Ch$786.25 per share in the Offer.

4. The Offer price is greater than the amount the Company's shareholders would be entitled to receive if they exercised their appraisal rights. At a special meeting of shareholders of the Company held on the date hereof, the Company's shareholders approved the Company's ceasing to be a public company. As a result, any absent or dissenting shareholders are entitled to appraisal rights. Based on applicable law, if a shareholder exercises appraisal rights, the shareholder will be entitled to receive Ch$757.75 per share of the Company.

          Finally, please be advised that I am the Chairman of the Board of Directors and Chief Executive Officer of IVAX, and as such, because the Offer is being made by subsidiaries of IVAX, I have an interest in the results of the Offer. As such, my opinion cannot be considered a direct or indirect recommendation to sell or hold the Company's shares. You are free to consult with any appropriate persons regarding your decision whether to tender your shares in the Offer, and to do what is in your best interest.

                              Sincerely yours,

                              /s/ Phillip M. Frost

                              Phillip M. Frost
                                  Director

                         Free translation into English
                           Santiago, July 30, 2001.


Shareholders of
Laboratorio Chile S.A.


Re.: Opinion regarding IVAX Corporation's offer to purchase up to 1,174,461 shares of Laboratorio Chile S.A. announced on the date hereof


Dear Shareholders:

          With respect to IVAX Corporation's ("IVAX") offer to purchase, through its subsidiaries, IVAX Holdings C.I. and Inversiones Glaciar I Limitada, up to 1,174,461 shares of Laboratorio Chile S.A. (the "Company"), which offer was announced on the date hereof and shall commence on July 31, 2001 pursuant to articles 69 ter of Law No.18,046 and 198, fifth paragraph, of Law No.18,045 (the "Offer"), the undersigned is of the opinion that the Offer is favorable and convenient for the shareholders of the Company due to the fact that the Offer price is convenient and that, unlike the previous tender offer made by IVAX on May 31, 2001 for all of the outstanding shares of the Company, the Offer is not subject to any conditions whatsoever. In rendering the foregoing opinion, we have considered the following:

1. The Offer is for 100% of the outstanding shares of the Company not held by IVAX or its affiliates. This is important because if the Offer is successful, the Company's shares will be less liquid and the market price of the Company's shares is likely to fall below the Offer price. The Offer gives the Company's shareholders an opportunity to sell all of their shares of the Company prior to any such decrease in liquidity or market value.

2. The Offer is simple and transparent because the only relevant factors in deciding whether to tender your shares in the Offer are the amount of the Offer price and the manner of payment.

3. The Offer price will be paid to all tendering shareholders in cash three days after the date on which the Offer is closed. Although the Offer price for the Company's shares will be stated in U.S. dollars, it will be paid in Chilean pesos based on the exchange rate published on July 3, 2001. Based on this exchange rate, tendering shareholders are sure to receive Ch$786.25 per share in the Offer.

4. The Offer price is greater than the amount the Company's shareholders would be entitled to receive if they exercised their appraisal rights. At a special meeting of shareholders of the Company held on the date hereof, the Company's shareholders approved the Company's ceasing to be a public company. As a result, any absent or dissenting shareholders are entitled to appraisal rights. Based on applicable law, if a shareholder exercises appraisal rights, the shareholder will be entitled to receive Ch$757.75 per share of the Company.

          Finally, please be advised that I am the Vice-Chairman of the Board of Directors and President of IVAX, and as such, because the Offer is being made by subsidiaries of IVAX, I have an interest in the results of the Offer. As such, my opinion cannot be considered a direct or indirect recommendation to sell or hold the Company's shares. You are free to consult with any appropriate persons regarding your decision whether to tender your shares in the Offer, and to do what is in your best interest.

                                   Sincerely yours,

                                   /s/ Neil Flanzraich

                                   Neil Flanzraich
                                       Director

                         Free translation into English
                           Santiago, July 30, 2001.


Shareholders of
Laboratorio Chile S.A.


Re.: Opinion regarding IVAX Corporation's offer to purchase up to 1,174,461 shares of Laboratorio Chile S.A. announced on the date hereof


Dear Shareholders:

          With respect to IVAX Corporation's ("IVAX") offer to purchase, through its subsidiaries, IVAX Holdings C.I. and Inversiones Glaciar I Limitada, up to 1,174,461 shares of Laboratorio Chile S.A. (the "Company"), which offer was announced on the date hereof and shall commence on July 31, 2001 pursuant to articles 69 ter of Law No.18,046 and 198, fifth paragraph, of Law No.18,045 (the "Offer"), the undersigned is of the opinion that the Offer is favorable and convenient for the shareholders of the Company due to the fact that the Offer price is convenient and that, unlike the previous tender offer made by IVAX on May 31, 2001 for all of the outstanding shares of the Company, the Offer is not subject to any conditions whatsoever. In rendering the foregoing opinion, we have considered the following:

1. The Offer is for 100% of the outstanding shares of the Company not held by IVAX or its affiliates. This is important because if the Offer is successful, the Company's shares will be less liquid and the market price of the Company's shares is likely to fall below the Offer price. The Offer gives the Company's shareholders an opportunity to sell all of their shares of the Company prior to any such decrease in liquidity or market value.

2. The Offer is simple and transparent because the only relevant factors in deciding whether to tender your shares in the Offer are the amount of the Offer price and the manner of payment.

3. The Offer price will be paid to all tendering shareholders in cash three days after the date on which the Offer is closed. Although the Offer price for the Company's shares will be stated in U.S. dollars, it will be paid in Chilean pesos based on the exchange rate published on July 3, 2001. Based on this exchange rate, tendering shareholders are sure to receive Ch$786.25 per share in the Offer.

4. The Offer price is greater than the amount the Company's shareholders would be entitled to receive if they exercised their appraisal rights. At a special meeting of shareholders of the Company held on the date hereof, the Company's shareholders approved the Company's ceasing to be a public company. As a result, any absent or dissenting shareholders are entitled to appraisal rights. Based on applicable law, if a shareholder exercises appraisal rights, the shareholder will be entitled to receive Ch$757.75 per share of the Company.

          Finally, please be advised that I am the Vice Chairman-Technical Affairs of IVAX, and as such, because the Offer is being made by subsidiaries of IVAX, I have an interest in the results of the Offer. As such, my opinion cannot be considered a direct or indirect recommendation to sell or hold the Company's shares. You are free to consult with any appropriate persons regarding your decision whether to tender your shares in the Offer, and to do what is in your best interest.

                                   Sincerely yours,

                                   /s/ Jane Hsiao

                                       Jane Hsiao
                                       Director

                        Free translation into English
                           Santiago, July 30, 2001.


Shareholders of
Laboratorio Chile S.A.


Re.: Opinion regarding IVAX Corporation's offer to purchase up to 1,174,461 shares of Laboratorio Chile S.A. announced on the date hereof


Dear Shareholders:

          With respect to IVAX Corporation's ("IVAX") offer to purchase, through its subsidiaries, IVAX Holdings C.I. and Inversiones Glaciar I Limitada, up to 1,174,461 shares of Laboratorio Chile S.A. (the "Company"), which offer was announced on the date hereof and shall commence on July 31, 2001 pursuant to articles 69 ter of Law No.18,046 and 198, fifth paragraph, of Law No.18,045 (the "Offer"), the undersigned is of the opinion that the Offer is favorable and convenient for the shareholders of the Company due to the fact that the Offer price is convenient and that, unlike the previous tender offer made by IVAX on May 31, 2001 for all of the outstanding shares of the Company, the Offer is not subject to any conditions whatsoever. In rendering the foregoing opinion, we have considered the following:

1. The Offer is for 100% of the outstanding shares of the Company not held by IVAX or its affiliates. This is important because if the Offer is successful, the Company's shares will be less liquid and the market price of the Company's shares is likely to fall below the Offer price. The Offer gives the Company's shareholders an opportunity to sell all of their shares of the Company prior to any such decrease in liquidity or market value.

2. The Offer is simple and transparent because the only relevant factors in deciding whether to tender your shares in the Offer are the amount of the Offer price and the manner of payment.

3. The Offer price will be paid to all tendering shareholders in cash three days after the date on which the Offer is closed. Although the Offer price for the Company's shares will be stated in U.S. dollars, it will be paid in Chilean pesos based on the exchange rate published on July 3, 2001. Based on this exchange rate, tendering shareholders are sure to receive Ch$786.25 per share in the Offer.

4. The Offer price is greater than the amount the Company's shareholders would be entitled to receive if they exercised their appraisal rights. At a special meeting of shareholders of the Company held on the date hereof, the Company's shareholders approved the Company's ceasing to be a public company. As a result, any absent or dissenting shareholders are entitled to appraisal rights. Based on applicable law, if a shareholder exercises appraisal rights, the shareholder will be entitled to receive Ch$757.75 per share of the Company.

          Finally, please be advised that I am the Director of Business Development for Latin America for IVAX, and as such, because the Offer is being made by subsidiaries of IVAX, I have an interest in the results of the Offer.
As such, my opinion cannot be considered a direct or indirect recommendation to sell or hold the Company's shares. You are free to consult with any appropriate persons regarding your decision whether to tender your shares in the Offer, and to do what is in your best interest.

                              Sincerely yours,

                              /s/ Arturo Garza

                                Arturo Garza
                                  Director

                        Free translation into English
                           Santiago, July 30, 2001.


Shareholders of
Laboratorio Chile S.A.


Re.: Opinion regarding IVAX Corporation's offer to purchase up to 1,174,461 shares of Laboratorio Chile S.A. announced on the date hereof


Dear Shareholders:

          With respect to IVAX Corporation's ("IVAX") offer to purchase, through its subsidiaries, IVAX Holdings C.I. and Inversiones Glaciar I Limitada, up to 1,174,461 shares of Laboratorio Chile S.A. (the "Company"), which offer was announced on the date hereof and shall commence on July 31, 2001 pursuant to articles 69 ter of Law No.18,046 and 198, fifth paragraph, of Law No.18,045 (the "Offer"), the undersigned is of the opinion that the Offer is favorable and convenient for the shareholders of the Company due to the fact that the Offer price is convenient and that, unlike the previous tender offer made by IVAX on May 31, 2001 for all of the outstanding shares of the Company, the Offer is not subject to any conditions whatsoever. In rendering the foregoing opinion, we have considered the following:

1. The Offer is for 100% of the outstanding shares of the Company not held by IVAX or its affiliates. This is important because if the Offer is successful, the Company's shares will be less liquid and the market price of the Company's shares is likely to fall below the Offer price. The Offer gives the Company's shareholders an opportunity to sell all of their shares of the Company prior to any such decrease in liquidity or market value.

2. The Offer is simple and transparent because the only relevant factors in deciding whether to tender your shares in the Offer are the amount of the Offer price and the manner of payment.

3. The Offer price will be paid to all tendering shareholders in cash three days after the date on which the Offer is closed. Although the Offer price for the Company's shares will be stated in U.S. dollars, it will be paid in Chilean pesos based on the exchange rate published on July 3, 2001. Based on this exchange rate, tendering shareholders are sure to receive Ch$786.25 per share in the Offer.

4. The Offer price is greater than the amount the Company's shareholders would be entitled to receive if they exercised their appraisal rights. At a special meeting of shareholders of the Company held on the date hereof, the Company's shareholders approved the Company's ceasing to be a public company. As a result, any absent or dissenting shareholders are entitled to appraisal rights. Based on applicable law, if a shareholder exercises appraisal rights, the shareholder will be entitled to receive Ch$757.75 per share of the Company.

          Finally, please be advised that I am the Senior Executive for Latin America for IVAX, and as such, because the Offer is being made by subsidiaries of IVAX, I have an interest in the results of the Offer. As such, my opinion cannot be considered a direct or indirect recommendation to sell or hold the Company's shares. You are free to consult with any appropriate persons regarding your decision whether to tender your shares in the Offer, and to do what is in your best interest.

                              Sincerely yours,

                              /s/ Robert Prego

                              Robert Prego
                                   Director

                        Free translation into English
                           Santiago, July 30, 2001.


Shareholders of
Laboratorio Chile S.A.


Re.: Opinion regarding IVAX Corporation's offer to purchase up to 1,174,461 shares of Laboratorio Chile S.A. announced on the date hereof


Dear Shareholders:

          With respect to IVAX Corporation's ("IVAX") offer to purchase, through its subsidiaries, IVAX Holdings C.I. and Inversiones Glaciar I Limitada, up to 1,174,461 shares of Laboratorio Chile S.A. (the "Company"), which offer was announced on the date hereof and shall commence on July 31, 2001 pursuant to articles 69 ter of Law No.18,046 and 198, fifth paragraph, of Law No.18,045 (the "Offer"), the undersigned herby informs the shareholders of the following:

GENERAL CONSIDERATIONS

          On July 30, 2001, a tender offer announcement was published in El Mercurio and Las Ultimas Noticias, thus complying with the provisions of Title XXV of the Chilean Securities Act, which terms and conditions are included in the Offer made by the Offeror to all interested parties on the date hereof, which I hereby incorporate by reference herein.

          The undersigned in rendering this opinion has exclusively considered the terms of the Offer, the Offer price for each of the Company's shares and the statements made by the Offeror with respect to the purpose of the Offer.

          The Offeror makes no commitment as to the future management of the Company. In addition, the Offeror has stated that it is difficult to project the Company's future results of operations and the return on investment for its shareholders. For example, with respect to dividends, unlike public companies in Chile, the Company has no restrictions regarding the minimum amount of net profits that must be distributed to the Company's shareholders.

REASONED OPINION

1. The Offer is for 100% of the outstanding shares of the Company not held by IVAX or its affiliates. This is important because if the Offer is successful, the Company's shares will be less liquid and the market price of the Company's shares is likely to fall below the Offer price. The Offer gives the Company's shareholders an opportunity to sell all of their shares of the Company prior to any such decrease in liquidity or market value.

2. The Offer is simple and transparent because the only relevant factors in deciding whether to tender your shares in the Offer are the amount of the Offer price and the manner of payment.

3. The Offer price will be paid to all tendering shareholders in cash three days after the date on which the Offer is closed. Although the Offer price for the Company's shares will be stated in U.S. dollars, it will be paid in Chilean pesos based on the exchange rate published on July 3, 2001. Based on this exchange rate, tendering shareholders are sure to receive Ch$786.25 per share in the Offer.

4. The Offer price is greater than the amount the Company's shareholders would be entitled to receive if they exercised their appraisal rights. At a special meeting of shareholders of the Company held on the date hereof, the Company's shareholders approved the Company's ceasing to be a public company. As a result, any absent or dissenting shareholders are entitled to appraisal rights. Based on applicable law, if a shareholder exercises appraisal rights, the shareholder will be entitled to receive Ch$757.75 per share of the Company.

FINAL CONSIDERATIONS

     Finally, please be advised that the opinions set forth above are made solely in my capacity as a director of the Company and pursuant to a requirement of law. Furthermore, please note that, as of the date hereof, I have no relationship to the Offeror. My opinion cannot be considered a direct or indirect recommendation to sell or hold the Company's shares. You are free to consult with any appropriate persons regarding your decision whether to tender your shares in the Offer, and to do what is in your best interest.

                                   Sincerely yours,

                                   /s/ Jaime Bauza

                                   Jaime Bauza
                                    Director

                        Free translation into English
                           Santiago, July 30, 2001.


Shareholders of
Laboratorio Chile S.A.


Re.: Opinion regarding IVAX Corporation's offer to purchase up to 1,174,461 shares of Laboratorio Chile S.A. announced on the date hereof


Dear Shareholders:

          With respect to IVAX Corporation's ("IVAX") offer to purchase, through its subsidiaries, IVAX Holdings C.I. and Inversiones Glaciar I Limitada, up to 1,174,461 shares of Laboratorio Chile S.A. (the "Company"), which offer was announced on the date hereof and shall commence on July 31, 2001 pursuant to articles 69 ter of Law No.18,046 and 198, fifth paragraph, of Law No.18,045 (the "Offer"), the undersigned hereby informs the shareholders of the following:

GENERAL CONSIDERATIONS

          On July 30, 2001, a tender offer announcement was published in El Mercurio and Las Ultimas Noticias, thus complying with the provisions of Title XXV of the Chilean Securities Act, which terms and conditions are included in the Offer made by the Offeror to all interested parties on the date hereof, which I hereby incorporate by reference herein.

          The undersigned in rendering this opinion has exclusively considered the terms of the Offer, the Offer price for each of the Company's shares and the statements made by the Offeror with respect to the purpose of the Offer.

          The Offeror makes no commitment as to the future management of the Company. In addition, the Offeror has stated that it is difficult to project the Company's future results of operations and the return on investment for its shareholders. For example, with respect to dividends, unlike public companies in Chile, the Company has no restrictions regarding the minimum amount of net profits that must be distributed to the Company's shareholders.

REASONED OPINION

1. The Offer is for 100% of the outstanding shares of the Company not held by IVAX or its affiliates. This is important because if the Offer is successful, the Company's shares will be less liquid and the market price of the Company's shares is likely to fall below the Offer price. The Offer gives the Company's shareholders an opportunity to sell all of their shares of the Company prior to any such decrease in liquidity or market value.

2. The Offer is simple and transparent because the only relevant factors in deciding whether to tender your shares in the Offer are the amount of the Offer price and the manner of payment.

3. The Offer price will be paid to all tendering shareholders in cash three days after the date on which the Offer is closed. Although the Offer price for the Company's shares will be stated in U.S. dollars, it will be paid in Chilean pesos based on the exchange rate published on July 3, 2001. Based on this exchange rate, tendering shareholders are sure to receive Ch$786.25 per share in the Offer.

4. The Offer price is greater than the amount the Company's shareholders would be entitled to receive if they exercised their appraisal rights. At a special meeting of shareholders of the Company held on the date hereof, the Company's shareholders approved the Company's ceasing to be a public company. As a result, any absent or dissenting shareholders are entitled to appraisal rights. Based on applicable law, if a shareholder exercises appraisal rights, the shareholder will be entitled to receive Ch$757.75 per share of the Company.

FINAL CONSIDERATIONS

     Finally, please be advised that the opinions set forth above are made solely in my capacity as a director of the Company and pursuant to a requirement of law. Furthermore, please note that, as of the date hereof, I have no relationship to the Offeror. My opinion cannot be considered a direct or indirect recommendation to sell or hold the Company's shares. You are free to consult with any appropriate persons regarding your decision whether to tender your shares in the Offer, and to do what is in your best interest.


                         Sincerely yours,

                         /s/ Alberto Eguiguren

                         Alberto Eguiguren
                              Director